EXHIBIT 11

     AGREEMENT

     Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Amendment No. 4 to Statement on
Schedule 13D to which this Agreement is attached as Exhibit 11 is filed on behalf of each of us. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Dated:  April 19, 2000


                                        OCCIDENTAL PETROLEUM CORPORATION

                                        By:        J. R. Havert
                                           -------------------------------------
                                           Name:   J. R. Havert
                                           Title:  Vice President and Treasurer


                                        OCCIDENTAL PETROLEUM INVESTMENT CO.

                                        By:        J. R. Havert
                                           -------------------------------------
                                           Name:   J. R. Havert
                                           Title:  Assistant Treasurer


                                        OCCIDENTAL CHEMICAL HOLDING CORPORATION

                                        By:        J. R. Havert
                                           -------------------------------------
                                           Name:   J. R. Havert
                                           Title:  Vice President and Assistant
                                                   Treasurer


                                        OXY CHEMICAL CORPORATION

                                        By:        J. R. Havert
                                           -------------------------------------
                                           Name:   J. R. Havert
                                           Title:  Vice President and Treasurer


                                        OXY CH CORPORATION

                                        By:        J. R. Havert
                                           -------------------------------------
                                           Name:   J. R. Havert
                                           Title:  Vice President and Treasurer

                                        OCCIDENTAL CHEMICAL CORPORATION

                                        By:        J. R. Havert
                                           -------------------------------------
                                           Name:   J. R. Havert
                                           Title:  Vice President and Treasurer


                                        OCCIDENTAL OIL AND GAS HOLDING
                                        CORPORATION

                                        By:        J. R. Havert
                                           -------------------------------------
                                           Name:   J. R. Havert
                                           Title:  Vice President and Treasurer


                                        OXY USA INC.

                                        By:        J. R. Havert
                                           -------------------------------------
                                           Name:   J. R. Havert
                                           Title:  Vice President and Treasurer


                                        OCCIDENTAL CHEMICAL INVESTMENT (CANADA)
                                        1, INC.

                                        By:        J. R. Havert
                                           -------------------------------------
                                           Name:   J. R. Havert
                                           Title:  Assistant Treasurer


                                        OCCIDENTAL CHEMICAL INVESTMENT (CANADA)
                                        2, INC.

                                        By:        J. R. Havert
                                           -------------------------------------
                                           Name:   J. R. Havert
                                           Title:  Assistant Treasurer

                                  Page 17 of 17